                                                                    Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.



                                          /s/ Roy Vallee
                                          ---------------------------------
                                          Roy Vallee

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, her attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.



                                          /s/ Eleanor Baum
                                          ---------------------------------
                                          Eleanor Baum

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, her attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.



                                          /s /J. Veronica Biggins
                                          ---------------------------------
                                          J. Veronica Biggins

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.


                                          /s/ Joseph F. Caliguiri
                                          ---------------------------------
                                          Joseph F. Caligiuri

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.


                                          /s/ Lawrence W. Clarkson
                                          ---------------------------------
                                          Lawrence W. Clarkson

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.


                                          /s/ Ehud Houminer
                                          ---------------------------------
                                          Ehud Houminer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.


                                          /s/ James A. Lawrence
                                          ---------------------------------
                                          James A. Lawrence

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.

                                          /s/ Salvatore J. Nuzzo
                                          ---------------------------------
                                          Salvatore J. Nuzzo

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.

                                          /s/ Frederic Salerno
                                          ---------------------------------
                                          Frederic Salerno

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.


                                          /s/ Frederick Wood
                                          ---------------------------------
                                          Frederick Wood

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint David R. Birk and Raymond Sadowski, and either of them, his attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities a Registration Statement under the Securities Act of 1933, any amendments to such Registration Statement (including post-effective amendments), and any other documents incidental thereto, relating to the offer and sale of securities of Avnet, Inc. in connection with its acquisition of Savoir Technology Group, Inc., and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filings, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 10th day of April, 2000.


                                          /s/ John F. Cole
                                          ---------------------------------
                                          John F. Cole